Exhibit 10.2

REVOLVING CREDIT NOTE

$35,000,000.00	December 17, 2010

FOR VALUE RECEIVED, TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company, TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company, and TNP SRT SAN JACINTO, LLC, a Delaware limited liability company (collectively, the “Maker”) jointly and severally promise to pay without offset or counterclaim to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association, (“Payee”), the principal amount equal to the lesser of (x) Thirty-Five Million and no/100 Dollars ($35,000,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of December 17, 2010, among Maker, certain Affiliates of Maker, the Lenders named therein, and KeyBank National Association, as Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Subject to the terms and provisions of the Credit Agreement, amounts borrowed may be repaid and reborrowed at any time prior to the termination of the Availability Period. No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Revolving Credit Exposures to exceed the total Maximum Loan Available Amount.

This Note is subject to (a) mandatory prepayment and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

(The next page is the signature page.)

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as an instrument under seal as of the day and year first written above.

TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ Christopher Cameron
Print Name: Christopher Cameron
Title: CFO-SRT, REIT

TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ Christopher Cameron
Print Name: Christopher Cameron
Title: CFO-SRT, REIT

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ Christopher Cameron
Print Name: Christopher Cameron
Title: CFO-SRT, REIT